Impairment of Non-current Assets	12 Months Ended
Jun. 30, 2022
Text block [abstract]
Impairment of non-current assets
13    Impairment of non-current assets

		2022
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment	Total
		US$M	US$M	US$M	US$M
Cerro Colorado	Copper	455	–	–	455

Other	Various	60	–	–	60

Total impairment of non-current assets		515	–	–	515

Reversal of impairment		–	–	–	–
Net impairment of non-current assets – Continuing operations		515	–	–	515
Net impairment of non-current assets – Discontinued operations		–	–	–	–

Net impairment of non-current assets		515	–	–	515

		2021 Restated
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment	Total
		US$M	US$M	US$M	US$M
New South Wales Energy Coal	Coal	1,025	32	–	1,057
Cerrejón	Coal	–	–	466	466
Potash	G&U	1,314	–	–	1,314
Other	Various	135	1	–	136

Total impairment of non-current assets		2,474	33	466	2,973

Reversal of impairment		–	–	–	–
Net impairment of non-current assets – Continuing operations		2,474	33	466	2,973
Net impairment of non-current assets – Discontinued operations		109	19	–	128

Net impairment of non-current assets		2,583	52	466	3,101

Recognition and measurement
Impairment tests for all non-financial assets (excluding goodwill) are performed when there is an indication of impairment. Goodwill is tested for impairment at least annually. Where the asset does not generate cash flows that are independent from other assets, the Group estimates the recoverable amount of the cash generating unit (CGU) to which the asset belongs, being the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. If the carrying amount of the asset or CGU exceeds its recoverable amount, the asset or CGU is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.
Previously impaired assets (excluding goodwill as impairment losses are not reversed in subsequent periods) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or CGU. Such reversal is recognised in the income statement. There were no reversals of impairment in the current or prior year.
How recoverable amount is calculated
The recoverable amount is the higher of an asset’s or CGU’s fair value less cost of disposal (FVLCD) and its value in use (VIU).
Fair value less cost of disposal
FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value. FVLCD are based primarily on Level 3 inputs as defined in note 23 ‘Financial risk management’ unless otherwise noted.
Value in use
VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal or closure. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.
Impairment of non-current assets (excluding goodwill)
Impairment of non-current assets relating to the year ended 30 June 2022 are detailed below.
Impairment of Cerro Colorado
The Group recognised a pre-tax impairment charge of US$455 million. The impairment charge primarily relates to an increase in closure and rehabilitation provision at Cerro Colorado due to additional work required to re-profile waste dumps for closure and an increase in scope for the closure activities.
Impairments of non-current assets relating to the year ended 30 June 2021 are detailed below.
Impairment of New South Wales Energy Coal
The Group recognised pre-tax impairment charges of US$1,057 million. The recoverable amount of negative US$300 million as at 30 June 2021 was determined using VIU methodology, applying discounted cash flow (DCF) techniques. The valuation for NSWEC was most sensitive to changes in energy coal prices, estimated future production volumes and discount rates. The valuation applied a post-tax real discount rate of 6.5 per cent.
Impairment of Cerrejón
The Group recognised a pre-tax impairment charge of US$466 million. The recoverable amount of US$284 million as at 30 June 2021 represented a FVLCD based on the expected net sale proceeds.
Impairment of Potash assets
The Group recognised a pre-tax impairment charge of US$1,314 million. The recoverable amount of US$3.3 billion as at 30 June 2021 was determined using FVLCD methodology, applying DCF techniques. The valuation was most sensitive to changes in the long-term potash price outlook and the risking applied to the future development phases of the potash resource. The valuation applied a post-tax real discount rate of 6.5 per cent.
Impairment test for goodwill
The carrying amount of goodwill has been allocated to the CGUs, or groups of CGUs, as follows:

Cash generating unit	2022	2021
	US$M	US$M
Olympic Dam	1,010	1,010
Other	187	187

Total goodwill	1,197	1,197

For the purpose of impairment testing, goodwill has been allocated to CGUs or groups of CGUs, that are expected to benefit from the synergies of previous business combinations, which represent the level at which management will monitor and manage goodwill.

Olympic Dam goodwill
Impairment test conclusion	The Group performed an impairment test of the Olympic Dam CGU, including goodwill, as at 31 December 2021 and an impairment charge was not required. A goodwill impairment test was not required at 30 June 2022 as there were no indicators of impairment.

How did the goodwill arise?	Goodwill arose on the acquisition of WMC Resources Ltd in June 2005.

Segment	Olympic Dam is part of the Copper reportable segment.

How were the valuations calculated?	FVLCD methodology using DCF techniques has been applied in determining the recoverable amount of Olympic Dam.

Significant assumptions and sensitivities
The current valuation of Olympic Dam exceeds its carrying amount by approximately US$2.4 billion (2021: US$1.8 billion) and is most sensitive to changes in copper and gold commodity prices, production volumes, operating costs and discount rates. The valuation applied a post-tax real discount rate of 6.5 per cent (2021: 6 per cent).

Management consider that there are no reasonably possible changes in copper and gold price forecasts, operating cost estimates or the discount rate that would, in isolation, result in the estimated recoverable amount being equal to the carrying amount.

A production volume decrease of 6 per cent (2021: 4.8 per cent) across all commodities (copper, gold, silver and uranium) would, in isolation, result in the estimated recoverable amount being equal to the carrying amount. Typically, changes in any one of the aforementioned assumptions (including operating performance) would be accompanied by a change in another assumption which may have an offsetting impact. Action is usually taken to respond to adverse changes in assumptions to mitigate the impact of any such change.

Key judgements and estimates that have been applied in the FVLCD valuation are disclosed further below.

Other goodwill
Goodwill held by other CGUs is US$187 million (2021: US$187 million). This represents less than one per cent of net assets at 30 June 2022 (2021: less than one per cent). There was no impairment of other goodwill in the year to 30 June 2022 (2021: US$ nil).
Key judgements and estimates
Judgements:
Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.
Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks including those related to climate change and the transition to a low carbon economy.
Climate change
Impacts related to climate change and the transition to a low carbon economy may include:

•
demand for the Group’s commodities decreasing, due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a CGU’s reserves becoming incapable of extraction in an economically viable fashion

•
physical impacts related to acute risks resulting from increased frequency or severity of extreme weather events, and those related to chronic risks resulting from longer-term changes in climate patterns

The Group’s assessment of the potential impacts of climate change and the transition to a low carbon economy continues to mature. As outlined in the Basis of Preparation, where sufficiently developed, the potential financial impacts on the Group of climate change and the transition to a low carbon economy have been considered in the assessment of indicators of impairment, including:

•	the Group’s current assumptions relating to demand for commodities and carbon pricing, including their impact on the Group’s long-term price forecasts

•	the Group’s operational emissions reduction strategy
Estimates:
The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.
When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, taxes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in reserves. Reserves and resources are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.
When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.
All estimates require management judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets/CGUs at each reporting date. While no indicators of impairment, or impairment reversal, were identified across the Group’s CGUs at 30 June 2022, with the exception of the Cerro Colorado CGU, the carrying value of the Spence CGU is the most susceptible to changes in the significant estimates outlined below in the next reporting period.
The significant estimates impacting the Group’s recoverable amount determinations are:
Commodity prices
Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers to reflect the location, nature and quality of the Group’s production, or to take into account contracted prices.
Future production volumes
Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves and resources that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.
Cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes)
Cash outflows are based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. Tax assumptions reflect existing tax and royalty regimes and rates applicable in the jurisdiction of the CGU. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.
Discount rates
The Group uses real
post-tax
discount rates applied to real
post-tax
cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.